Exhibit 99.4

DAWSON GEOPHYSICAL TGC INDUSTRIES BUSINESS COMBINATION OCTOBER 9, 2014

Forward Looking Statements Statements in this presentation that relate to forecasts, estimates or other expectations regarding future events, including without limitation, statements regarding the pending transaction, technological advancements and the companies’ financial position, business strategy and plans and objectives of management for future operations, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this presentation, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the possibility that the transaction does not close when expected or at all because required regulatory, shareholder or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; the risk that the benefits from the transaction may not be fully realized or may take longer to realize than expected; the ability to promptly and effectively integrate the businesses of Dawson and TGC; the reaction of the companies’ customers, employees and counterparties to the transaction; diversion of management time on transaction-related issues; the volatility of oil and natural gas prices; dependence upon energy industry spending; disruptions in the global economy; industry competition; delays, reductions or cancellations of service contracts; high fixed costs of operations; external factors affecting our crews such as weather interruptions and inability to obtain land access rights of way; the type of contracts we enter into; crew productivity; limited number of customers; credit risk related to the companies’ customers; the availability of capital resources and operational disruptions. A discussion of these and other factors, including risks and uncertainties with respect to Dawson is set forth in Dawson’s Form 10-K for the fiscal year ended September 30, 2013, and with respect to TGC, is set forth in TGC’s Form 10-K for the fiscal year ended December 31, 2013. Dawson and TGC disclaim any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise. Nasdaq: DWSN Nasdaq: TGE 2

Additional Important Information Important Information For Investors and Shareholders This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The transactions contemplated by the merger agreement, including the proposed merger and the proposed issuance of TGC common stock in the merger, will, as applicable, be submitted to the shareholders of Dawson and TGC for their consideration. TGC will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a joint proxy statement of Dawson and TGC that also constitutes a prospectus of TGC. Dawson and TGC will mail the joint proxy statement/prospectus to their respective shareholders. Dawson and TGC also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF DAWSON AND TGC ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders will be able to obtain free copies of the joint proxy statement/prospectus and other documents containing important information about Dawson and TGC, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Dawson and TGC make available free of charge at www.dawson3d.com and www.tgcseismic.com, respectively (in the "Investor Relations" section), copies of materials they file with, or furnish to, the SEC, or investors and shareholders may contact Dawson at (432) 684-3000 or TGC at (972) 881-1099 or c/o Dennard-Lascar Associates at (713) 529-6600 to receive copies of documents that each company files with or furnishes to the SEC. Participants in the Merger Solicitation Dawson, TGC, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from the shareholders of Dawson and TGC in connection with the proposed transactions. Information about the directors and officers of Dawson is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on December 18, 2013, as well as subsequent periodic reports filed with the SEC. Information about the directors and officers of TGC is set forth in its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on April 30, 2014. These documents can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. Nasdaq: DWSN Nasdaq: TGE 3

Principal Terms Combined Company to Retain the Dawson Geophysical Name and Trading Symbol: DWSN Current Dawson and TGC Shareholders , respectively, will own approximately 66% and 34% of the combined company. Continue Dawson and Eagle Canada as operating entities Structured as a tax-free stock-for-stock transaction Closing of the new Dawson Geophysical company is anticipated during the first calendar quarter of 2015 Requires 66.7% shareholder approval from both TGC and Dawson shareholders Board of Directors – 5 previous Dawson Board members and 3 previous TGC Board members Nasdaq: DWSN Nasdaq: TGE 4

New Dawson Management & Board of Directors Executive Management Team Stephen Jumper – Chairman, CEO and President Wayne Whitener – Vice-Chairman and Officer Dawson to Designate Four Additional Board Members Craig Cooper Gary Hoover Ted North Mark Vander Ploeg TGC to Designate Two Additional Board Members William Barrett Alan McInnes Nasdaq: DWSN Nasdaq: TGE 5

Terms of the Transaction Structured as a tax-free stock-for-stock transaction Dawson will merge into a wholly-owned subsidiary of TGC and Dawson shareholders will receive shares of TGC common stock TGC will effect a 1-for-3 reverse stock split, which will reduce the number of outstanding TGC common shares from 22,001,125 million to 7,333,708 million shares for transactional and charter purposes Dawson shareholders will receive 1.76 shares of TGC split-effected stock for every one share of Dawson stock. TGC will issue approximately 14,236,022 million of split-effected shares in exchange for the approximately 8,065,233 million shares of Dawson stock outstanding. Nasdaq: DWSN Nasdaq: TGE 6

What We Like About the new Dawson Expanded Geographic Presence Every major basin in the US Eagle Canada provides strong Canadian presence Combined Equipment Base Increases utilization Lowers cost Drives value for clients, shareholders and employees Combined Order Book Strength Improves utilization rates Lowers costs Increases visible growth Strengthened Balance Sheet with Improved Financial Flexibility Nasdaq: DWSN Nasdaq: TGE 7

Our Philosophy Staying the Course Full-service provider of data acquisition and data processing services First-Class Health, Safety & Environmental program Continued commitment to superior land survey and permitting services, improved IT support, expanded repair capabilities, trucking services, data processing, research and development, and dynamite energy source drilling services Top rated platform of shared - - people, equipment and services - - that flows through to our clients, shareholders and employees Nasdaq: DWSN Nasdaq: TGE 8

Investment Highlights Expanded geographical presence Positioned to better serve clients through regional deployments Strengthened balance sheet Enhances operational and financial flexibility Enables company to respond more quickly to client needs & market conditions Compatible equipment bases increases operational efficiencies and logistics Improves utilization rates and lowers costs Improved processes drives efficiencies Leads to lower expenses & increased revenue Expanded client base and order book Relieves pressure on utilization rates Nasdaq: DWSN Nasdaq: TGE 9

The New Dawson Geophysical Experienced management team with more than 100 years combined experience Expanded equipment base and improved logistics designed to increase utilization and lower costs Combined client base and order book to relieve pressure on utilization rates Increased level of internal support services designed to reduce outsourcing Expanded channel count to shorten cycle times and provide higher resolution images Nasdaq: DWSN Nasdaq: TGE 10

Dawson Geophysical Company A Leading North American Land Seismic Data Acquisition and Processing Company SEISMIC LEADERSHIP

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